Corporate Presentation May 2023 Exhibit 99.2

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Aura Biosciences Highlights Novel Platform to Treat Multiple Solid Tumors Developing virus-like drug conjugates (VDCs) that bind to tumor specific HSPGs* to deliver a therapeutic payload Targeting multiple solid tumor indications including ocular and bladder cancers Ocular Oncology Franchise Multi-billion-dollar addressable market opportunity Invasive standard of care that may lead to blindness and loss of eye Clinical proof of concept with two routes of administration Choroidal Melanoma: Initiated activities for the global Phase 3 trial Choroidal Metastasis: Open IND and plan to initiate Phase 2 trial 2H 2023 Urologic Oncology Franchise Durable complete responses and improved survival in in vivo bladder cancer models Synergy with checkpoint inhibitors (durable immunologic memory) Ongoing enrollment of Phase 1 trial Strong Cash Position Cash runway to fund operations into 2H 2025 *VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656

# Pipeline Targeting Life-Threatening Cancers with High Unmet Needs

| Program | Preclinical | Phase 1 | Phase 2 | Phase 3 | Planned Milestones |
|---|---|---|---|---|---|
| **OCULAR ONCOLOGY** | | | | | |
| **Primary Choroidal Melanoma**<br>(Suprachoroidal administration) | | | | | **1H 2023** – FPI Phase 3 trial<br>**2H 2023** – ~12 mos. Phase 2 data |
| **Choroidal Metastasis**<br>(Multiple Primary cancers with metastasis in the eye e.g. Breast and Lung) | | | | | **2H 2023** – Initiate Phase 2 trial<br>**2024** – Phase 2 data |
| **Cancers of the Ocular Surface** | | | | | |
| **OTHER SOLID TUMORS** | | | | | |
| **Non-Muscle Invasive Bladder Cancer** | | | | | **2H 2023** – Phase 1 data |
| **Other HSPG* Expressing Tumors**<br>(e.g., Cutaneous Melanoma, HNSCC) | | | | | |

**Global Commercial Rights for All Product Candidate Indications**

*VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. *Schiller et al. Viruses* 2022, *14*(8), 1656

4

aura

Targeted Oncology Platform: Virus-Like Drug Conjugates (VDCs) Virus-Like Particle Conjugated to a Cytotoxic Payload Selective Binding to Tumor Associated HSPGs* Virus-Like Particle (VLP) Virus-Like Drug Conjugate (VDC) Cx Cytotoxic Drug Kines et al; International Journal of Cancer, 138;901–911, February 2016; Kines et al; Molecular Cancer Therapeutics, 17(2) February 2018; Kines et al; Cancer Immunology Research, May 2021 Potential Key Differentiation: Potency, Multivalent Binding and Selectivity Potential Treatment of Multiple Solid Tumors *VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656

Bel-sar is a VDC with a Novel Dual Mechanism of Action Light Activatable Drug Bel-sar Bel-sar is a novel VDC that consists of VLP conjugated to ~200 molecules of light activatable drug Potential Key Differentiation: Agnostic to Genetic Mutations, Less Susceptible to Resistance Mechanisms, Long Term Anti-tumor Immunity Kines et al; Cancer Immunology Research, May 2021 VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAG) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656 Bel-sar – Belzupacap Sarotalocan Reactive oxygen species disrupts cell membrane and organelles

Ocular Oncology Franchise Bel-sar INN: belzupacap sarotalocan Target Indications: Early-Stage Choroidal Melanoma Choroidal Metastasis Other Ocular Cancers

# Primary Choroidal Melanoma – High Unmet Medical Need with No Drugs Approved

**Most common** primary intraocular cancer in adults

Impacts **11,000** patients in US/Europe per year

**~80%** patients diagnosed with early-stage disease

The choroid is the part of the uvea that is behind the retina



Melanocytic Lesion
Melanoma cells
Benign nevus cells

**Standard of Care is Radiotherapy or Enucleation**



A
B

Blindness, Eye Loss, and Disfiguration

**Choroidal Melanoma is a Rare and Life-Threatening Ocular Cancer**

Kaliki et al; Eye (Lond) 2017 Feb; 31(2): 241–257; Clearview & Putnam & Assoc. Market Research; Source: Peddada. J Contemp Brachytherapy. August 2019

8

Bel-sar has the Potential to be the First Approved Therapy in Primary Choroidal Melanoma No radioactive co-morbidities Preservation of vision Local tumor control Opportunity to treat early and reduce risk of metastases Improvement in safety and quality of life intravitreal suprachoroidal Bel-sar is Delivered by Simple Intravitreal or Suprachoroidal Injection Goals of Treatment Light Activation with Standard Ophthalmic Laser Bel-sar – Belzupacap Sarotalocan

# Ocular Oncology Franchise Represents a Multi-Billion Dollar Addressable Market Opportunity

## 33,500

Ocular Oncology Franchise total addressable market

**2,000** patients/year

Cancers of the Ocular Surface

Initial Indication

**11,000** patients/year

Choroidal Melanoma

**Multibillion $ addressable market opportunity**



Retinoblastoma

**500** patients/year

Choroidal Metastasis

**20,000** patients/year

Follow-on Indication

## 11,000

Choroidal Melanoma patients diagnosed each year (US/EU)

**~80%**

of patients are diagnosed at the early stage (indeterminate lesions (ILs) and small tumors)

**Current radiotherapy treatment**

Leaves ~70% of patients with major irreversible vision loss within 5-10 years

**~100**

**Ocular Oncologists in US/EU** — focused call point

**<20**

**Field Based Team**
Intend to add small sales force to launch globally

ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis
American Cancer Society- Retinoblastoma statistics
Batsi et al Cornea 2003 Ocular Surface squamous neoplasia: a review

10

aura

# No Drugs Approved and No Known Competition in Early-Stage Disease

**11,000** patients with Choroidal Melanoma diagnosed each year in US/EU


Medium
Large
Metastatic

**80%**

~ 9000 patients Diagnosed with Early-Stage Disease:

Indeterminate Lesions and Small Melanomas

**Initial Path to Market**

Watch & Wait

Plaque Brachytherapy
Proton Beam

**Aura's Bel-Sar** in Phase 3 development as the potential to be the first approved first line treatment in **Primary** Choroidal Melanoma

Plaque Brachytherapy
Proton Beam

Enucleation

Chemotherapy

**Aura's Bel-Sar** has the potential to expand into medium

**Ideaya's Darovasertib** Phase 2 development for **Metastatic** and **(Neo)/adjuvant** Uveal Melanoma

**Immunocore's Kimmtrack** approved to treat patients with **Metastatic** Uveal Melanoma

CM – Choroidal Melanoma

11

aura

Goal for Bel-sar: Eliminate Malignant Cells in the Choroid and Preserve Vision Endpoint Endpoint Definitions Tumor Progression Growth in Tumor Height ≥0.5mm or ≥1.5 mm in Largest Basal Diameter (LBD) Visual Acuity Failure Decrease from baseline: ≥15 letters Tumor Thickness Growth Rate Change in tumor height over time Bel-sar – Belzupacap Sarotalocan Key Endpoints Aligned with Clinical Practice and FDA Objective of Treatment is to Obtain a Local Cure with Visual Acuity Preservation Similar to Current Clinical Practice with Radiotherapy - Local Tumor Control is Equivalent to a Local Cure

Ph 2 Trial - Evaluating Suprachoroidal Administration to Determine Optimal Administration Route Ph2 SC Trial Design – Enrollment Complete *2 subjects were planned; third subject was additionally enrolled due to dose error in 1 subject ClinicalTrials.gov Identifier: NCT04417530 ; AU-011-202 Interim Data- January 10, 2023; Last two subjects enrolled after data cut not included in dataset SC – Suprachoroidal; LBD – Largest Basal Diameter Goal: To Determine Safety, Optimal Dose and Therapeutic Regimen with Suprachoroidal Administration One Cycle = Doses on days 1, 8, and 15 1 dose- 20 μg x 1 Laser 1 dose- 40 μg x 1 Laser 1 dose- 40 μg x 2 Lasers 2 doses- 40 μg x 2 Lasers QWx2 Cohort 1 (n=1) Cohort 2 (n=3*) Cohort 3 (n=2) Cohort 4 (n=3) Cohort 5 9 doses- 80 μg x 2 Lasers QWx3 3 cycles Cohort 6 (n=up to 10) 2 Cycles (n=1) 3 Cycles (n=2) 6-9 doses- 40 μg x 2 Lasers QWx3 Up to 3 cycles 1- 2 Doses (n=9) (Sub-Therapeutic Regimen) 6 Doses 2 Cycles (n=1) 9 Doses 3 Cycles (Therapeutic Regimen) n=9 Enrollment Criteria Representative of Early-Stage Disease: Indeterminate lesions and small choroidal melanomas Enrichment Strategy with active growth: Tumor thickness ≥0.5 mm and ≤2.5 mm LBD ≤10 mm Active tumor growth (≥0.3mm) within 2 years of screening Same criteria as the planned Phase 3

Ph 2 Interim Tumor Control Rates Demonstrated a Dose Response Tumor Progression: change from baseline in thickness ≥0.5mm; or in LBD ≥1.5mm confirmed by at least one repeat assessment Interim Data- January 10, 2023; Last two subjects enrolled after data cut not included in dataset Populations Total Patients (n) Tumor Control Rate Average Follow-up (months) All Doses/Regimens All Treated Patients 20 55% (11/20) 9 Lower Doses/Regimens Up to 2 Cycles (20µg-40µg) 10 20% (2/10) 10 Highest Doses/Regimens*+ 3 Cycles (n=9) 40µg (n=2)/80µg (n=7) 9 89% (8/9) 8 Average 8-10 Months of Follow Up *One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included +Assigned regimen of 3 cycles (Cohort 6) and Cohort 5 subjects who received 3 cycles, each cycle comprised of 3 once/week treatments of 40µg x 2 Laser or 80µg x 2 Laser  Lower dose regimens (n=10) include cohorts 1-4 and 1 patient in Cohort 5 that received 2 cycles Dose Response Observed with Interim Tumor Control Rates Demonstrated Meaningful Clinical Benefit Dose Response: Lower Regimens vs. 3 Cycle Regimens LBD – Largest Basal Diameter Up to 2 cycles regimens (n=10) 3 cycle regimens (n=9) 89% 20%

# Ph 2 Interim Analysis Demonstrated Tumor Control Rate 89%-100%

**89%-100% Tumor Control Rate: Active Growth and Therapeutic Regimen (3 cycles)**



Change from Baseline in Tumor Thickness (mm)
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
Bel-sar treatment cycles
0
90
180
270
360
Change from Baseline in Tumor Thickness Over 12 Months
Treatment Timeframe
Follow-up Timeframe
Progression Definition based on Tumor Thickness (Increase ≥0.5mm)
Subject 015-2029 had circumpapillary tumor – similar subjects will be excluded from Phase 3 trial

Tumor Progression: change from baseline in thickness ≥0.5mm; or in LBD ≥1.5mm confirmed by at least one repeat assessment; Interim Data- January 10, 2023; Last two subjects enrolled after data cut not included in dataset ; post-SOC data not included

**Average 8-9 Months of Follow Up**

| Populations | Total Patients (n) | Tumor Control Rate | Average Follow-up (months) |
|---|---|---|---|
| **Highest Doses/Regimens** | | | |
| 3 Cycles (n=9)<br>40µg (n=2)/80µg (n=7) | 9 | 89% (8/9) | 8 |
| **Highest Doses/Regimens - Planned Phase 3^** | | | |
| 3 Cycles (n=8)<br>40µg (n=2)/80µg (n=6) | 8 | 100% (8/8) | 9 |

One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included
Assigned regimen of 3 cycles (Cohort 6) and Cohort 5 subjects who received 3 cycles, each cycle comprised of 3 once/week treatments of 40µg x 2 Laser or 80µg x 2 Laser
^ One subject in C6 with circumpapillary tumor not included (similar subjects not planned in Phase 3 trial)

**Ph 2 Interim Analysis Demonstrated Tumor Control Rate of 100% in Planned Ph 3 Population^**

15

Bel-sar – Belzupacap Sarotalocan

aura

Ph 2 Interim Analysis Demonstrated Visual Acuity Preservation ~90% Interim Data Demonstrated High Vision Preservation Rates Across All Groups  Including Patients at High Risk for Vision Loss SC – Suprachoroidal Populations Total Patients (n) Vision Failures (n) Vision Preservation Rate Mean Change from Baseline at Last Visit (letters) Average  Follow-up (months) All Dose Cohorts All Treated Patients 20 2 90% -3.7 9 Lower Doses/Regimens Up to 2 cycles (20µg-40µg) 10 1 90% -3.2 10 Highest Doses/Regimens*+ 3 Cycles (40µg-80µg) 40µg (n=2)/80µg (n=7) 9 1 89% -4.8 8 Highest Doses/Regimens - Planned Phase 3*+ 3 Cycles (40µg-80µg)^ 40µg (n=2)/80µg (n=6) 8 1 88% -5.3 9 Vision Preservation Rates *One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included +Assigned regimen of 3 cycles (Cohort 6) and Cohort 5 subjects who received 3 cycles, each cycle comprised of 3 once/week treatments of 40µg x 2 Laser or 80µg x 2 Laser Vision Failure confirmed loss ≥15 letters at ≥Week 39; post-SOC data not included ^7 out of 8 subjects in this subgroup were high-risk for vision loss (tumor edge ≤ 3 mm from the foveola or optic disc) Interim Data- January 10, 2023 ; Last two subjects enrolled after data cut not included in dataset

# Ph 2 Interim Data Demonstrated Statistically Significant Tumor Growth Rate Reduction

## Statistically Significant Change in Tumor Growth Rate (mm/yr): Therapeutic Regimen (3 cycles)



1
0.8
0.6
0.4
0.2
0
p=0.0001
Planned Phase 3
p= <0.0001
3 Cycle Regimens (n=9)
3 Cycle Regimens (n=8)
Excludes subject with circumpapillary tumor
Historical Growth Rate (mm/yr)
Bel-sar Growth Rate (mm/yr)

## Change in Tumor Growth After Treatment with Bel-sar

| | n | Historical Growth Rate (mm/yr) | AU-011 Growth Rate (mm/yr) | Growth Rate Reduction (mm/yr) | p-value | Average Follow up (months) |
|---|---|---|---|---|---|---|
| **Highest Doses/Regimens** | | | | | | |
| 3 Cycles (40µg-80µg)<br>40µg (n=2)/80µg (n=7) | 9 | 0.454 | 0.169 | -0.285 | 0.0001 | 8 |
| **Highest Doses/Regimens - Planned Phase 3^** | | | | | | |
| 3 Cycles (40µg-80µg)<br>40µg (n=2)/80µg (n=6) | 8 | 0.382 | 0.093 | -0.289 | <0.0001 | 9 |

Tumor thickness growth rates/ slopes estimated using MMRM (random intercept and slope model for Hx and Study periods)

One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included
Assigned regimen of 3 cycles (Cohort 6) and Cohort 5 subjects who received 3 cycles, each cycle comprised of 3 once/week treatments of 40µg x 2 Laser or 80µg x 2 Laser
^One subject in C6 with circumpapillary tumor not included (similar subjects not planned in Phase 3 trial)

**Interim Data Showed Growth Arrest in Planned Phase 3 Population with a p-value of <0.0001**

17

Bel-sar – Belzupacap Sarotalocan
Interim Data- January 10, 2023; ; Last two subjects enrolled after data cut not included in dataset aura

# Ph 2 Ongoing Tolerability Evaluation Continues to Be Favorable

## No Grade 3 AEs and Majority of AEs Were Transient and Resolved Without Clinical Sequelae

**Ongoing Phase 2 Safety Outcomes with SC Administration**

| All Treated Subjects (n=20)<br>Drug/Laser Related Adverse Events<br>≥10% Subjects | Grade I | Grade II | Grade III | Total |
|---|---|---|---|---|
| **Anterior Chamber Cell/ Inflammation** | 25% | 0 | 0 | **25%** |
| **Conjunctival Hyperemia** | 15% | 0 | 0 | **15%** |
| **Eye Pain** | 10% | 5% | 0 | **15%** |
| **Punctate Keratitis** | 10% | 0 | 0 | **10%** |

Table presents percentage of subjects with AEs related to bel-sar or laser by severity and overall; subjects with more than 1 AE are counted in the highest severity group

Interim Data- January 10, 2023; Last two subjects enrolled after data cut not included in dataset

| Adverse Event | Radiotherapy* | Bel-Sar+ |
|---|---|---|
| **Surgeries secondary to AEs+ (e.g., Cataracts)** | **40%+** | 0% |
| **Radiation Retinopathy** | **40%+** | 0% |
| **Neovascular Glaucoma** | **10%** | 0% |
| **Dry Eye Syndrome** | **20%** | 0% |
| **Strabismus** | **2%+** | 0% |
| **Retinal Detachment** | **1-2%** | 0% |
| **Vision Loss (≥15 letters)** | **~70%** | ~10% |

| Serious Adverse Event | Radiotherapy* | Bel-Sar+ |
|---|---|---|
| **Scleral Necrosis** | **0-5%** | **0%** |
| **Enucleation/Eye Loss** | **10-15%** | **0%** |
| **Vision Loss in High-Risk Subjects** (≥30 letters)** | **~90%** | **0%++** |

*Cross-trial comparison of Radiotherapy and AU-011-202
+Related to bel-sar or laser
**75% (15/20) of patients in Ph2 SC trial were at high risk for vision loss

**Tolerability Profile Supports Indication as a First Line Treatment in Early-Stage Disease**

*J. Contemp Brachytherapy. J. 2019 Aug; 11(4): 392–397.; Arch Ophthalmol. 2000;118(9):1219-1228; Curr. Opin. Ophthalmol. 2019 May;30(3):206-214; Eye 2017 Feb;31(2):241-257
**High-Risk Subjects are those with tumors <3mm to fovea or optic nerve
Bel-Sar – Belzupacap Sarotalocan

18

aura

Cohort 5 Subject with Documented Tumor Growth Tumor location: Superotemporal Photograph and ultrasound at baseline TT: 1.50 mm, LBD: 8.92 mm (IRC reads) Photograph and ultrasound at 12 months TT: 1.47 mm, LBD: 8.55 mm (IRC reads) Baseline Week 4 Week 8 Week 12 Week 26 Week 39 Week 52 BCVA (letter score) 91 92 92 89 89 90 89 Durable Response to Treatment with Tumor Control & Vision Preservation at 1 Year, with 3 Cycles BCVA: best corrected visual acuity; IRC: independent reading center; LBD: largest basal diameter; TT: tumor thickness; AU-011= Bel-sar Historical and projected growth based on MMRM

Randomized Controlled Global Phase 3 Trial

# Global Phase 3 Trial Design Using Suprachoroidal Administration

*Fast Track and Orphan Designations*



80 µg bel-sar treatment arm (n=40)
Randomize (2:1:2)
40 µg bel-sar treatment arm (n=20)
Sham control arm (n=40)
Enrollment (N=~100)
12 Mos Primary Efficacy Analysis

## Primary Endpoint

- Composite time to event analysis:
  - Tumor progression <u>or</u> visual acuity failure between Intervention Group (High Dose) and Sham Group

## Key Secondary Endpoints

- Time to Tumor Progression
- Tumor Growth Rate over 52 weeks

**Conservative Assumptions Designed to Optimize Probability of Success**

21

Bel-Sar – Belzupacap Sarotalocan

aura

Clinical Endpoints to Support Approval in Alignment with Regulatory Agencies Note: Tumor Height (TH) is synonymous with Tumor Thickness; VA – Visual Acuity; Bel-sar – Belzupacap Sarotalocan Composite Endpoint Conservative Assumptions Provide >90% Power to Support Potential for a Single Global Phase 3 Trial Endpoint Endpoint Assumptions Endpoint Definitions Tumor Progression Bel-sar: 35% Tumor Progression Sham: 85% Tumor Progression Growth in Tumor Height ≥0.5mm or ≥1.5 mm in Largest Basal Diameter Vision Acuity Failure Bel-sar: 15% VA Failure Sham: 2% VA Failure Decrease from baseline: ≥15 letters Tumor Thickness Growth Rate Bel-sar vs Sham : -0.28mm/year reduction Change in tumor height over time

Choroidal Metastasis

# Ocular Oncology Franchise Represents a Multi-Billion Dollar Addressable Market Opportunity

## 33,500

Ocular Oncology Franchise total addressable market

**2,000** patients/year

Cancers of the Ocular Surface

Initial Indication

**11,000** patients/year

Choroidal Melanoma

**Multibillion $ addressable market opportunity**



Retinoblastoma

**500** patients/year

Choroidal Metastasis

**20,000** patients/year

Follow-on Indication

## 20,000

Choroidal Metastasis patients diagnosed each year (US/EU)

**2x**

Doubles the market opportunity

**Same Call Point as CM**

**~100 Ocular Oncologists in US/EU**

— focused call point

**Same Field Force as CM**

**<20 Field Based Team**

Intend to add small sales force to launch globally

ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis
American Cancer Society- Retinoblastoma statistics
Batsi et al Cornea 2003 Ocular Surface squamous neoplasia: a review

24

aura

# Choroidal Metastasis is a High Unmet Medical Need

Originate from **Multiple Primary** Cancers
(e.g. Breast and Lung)

**20,000/year** eyes diagnosed in US

**88%** with choroidal location
**72%** unilateral and solitary



Skin
2%
Kidney
2%
Prostate
2%
Breast
40-53%
Lung
20-29%
GI
4%

Standard of Care is Radiotherapy



A
B

Blindness, Eye Loss, and Disfiguration

**Choroidal Metastasis Cause Decreased Vision and Decreased Quality of Life in Patients Fighting Metastatic Cancer**

25

Mathis et al. New concepts in choroidal metastasis, *Progress in retinal and eye research* (2019), Cohen, Ocular metastasis, Eye (2014), Shields et al. Survey of 520 eyes with uveal metastases. *Ophthalmology* (1997), Namad et al. Bilateral choroidal metastasis from non-small lung cancer, Case reports in oncological medicine (2014).

aura

# Bel-sar has Demonstrated Dose-Dependent Activity for Cancer Types Known to Metastasize to the Choroid

## Breast Cancer In-Vivo (Syngeneic Mouse Model, EMT-6)

### Tumor Regression



Vehicle + NIR
AU-011, 1.25 mg/kg (25µg) + NIR
AU-011, 3.75 mg/kg (75µg) + NIR
AU-011, 5 mg/kg (100µg) + NIR
Tumor volume (mm³)
Time (Day)
**
***

### Prolonged Survival



Vehicle + NIR
AU-011, 1.25 mg/kg (25µg) + NIR **
AU-011, 3.75 mg/kg (75µg) + NIR**
AU-011, 5 mg/kg (100µg) + NIR ***
Percent TV<1000mm³
Days elapsed

Tumor cells were implanted subcutaneously. AU-011 treatment was initiated when tumors reached approximately 50 $mm^3$. Treatment consisted of a single intravenous administration of AU-011 followed 12 hours later by light activation (400 $mW/cm^2$, 58 $J/cm^2$). Tumor volumes were measured over time (N=8-12)

**Single Administration of Bel-sar Showed Tumor Regression and Prolonged Survival in a Dose-Dependent Fashion**
**Data Supportive of Moving into Phase 2 Trial 2H 2023**

26

Savinainen et al., ARVO 2022 Abstract # 3709397; AU-011 – Bel-sar – Belzupacap Sarotalocan

aura

Urologic Oncology Bel-sar INN: belzupacap sarotalocan Target Indications: Non-Muscle Invasive Bladder Cancer

Bel-Sar is a Clinical Asset with a Multibillion Dollar Market Opportunity in Non-Muscle Invasive Bladder Cancer NMIBC is High Unmet Need High Incidence globally >500,000 patients/year Rate of recurrence is high Bel-Sar’s MoA Well Suited to NMIBC Strong precedent for immune-activators in NMIBC (BCG) Bladder tumors physically accessible via cystoscope (injection, laser) Robust Nonclinical Data Package Durable CRs and improved survival in in vivo bladder cancer models Synergy with checkpoint inhibitors (durable immunologic memory) Read Through from Ocular Clinical Proof of Concept Two clinical trials demonstrate robust efficacy in Ocular Oncology Initiating global Ph 3 study in choroidal melanoma Phase 1 Study Ongoing Initial data available in 2H 2023 CR – complete responses; BCG - Bacillus Calmette–Guérin

NMIBC is a High Unmet Need with High Recurrence Rate Mechanism of Action Supports Bel-sar Opportunity as Potential Front-Line Treatment  Following Initial Diagnosis and/or BCG Refractory Disease Source: Putnam Associates Primary Research & Literature Review, July 2021; NMIBC – Non-Muscle Invasive Bladder Cancer; TURBT - trans urethral resection of bladder tumor; BCG - Bacillus Calmette–Guérin; Bel-sar – Belzupacap Sarotalocan NMIBC Cross section of the bladder wall and staging of bladder cancer 573,000 New cases NMIBC/year globally 81,000 New cases/year in the US Problem Treatment Guidelines Risk Stratification Progression with no alternative option but Cystectomy Mix of Chemo / BCG High Risk (30%) Mix of TURBT + Chemo / BCG Failure of BCG/Chemo ~40% Intermediate Risk (30%) Surveillance or TURBT + Chemo Recurrence after TURBT Low Risk (40%)

Durable CRs with Single Administration of Bel-sar in Bladder Cancer Model Data Demonstrate Robust Nonclinical Activity Supporting Development of Bel-sar as Single Agent and in Combination with Checkpoint Inhibitors Syngeneic Mouse Tumor Bladder Model (MB49 Model in C57BL/6 Mice) (N=8 -10/group) Tumor Regression Survival Survival After Re-challenge AU-011 Single Dose Treatment of Tumor Caused Anti-Tumor Immune Response and Prevented Tumor Growth After Re-Challenge Bel-sar: Belzupacap Sarotalocan; CR: Complete Responses Kines et al. Can Immunol Res 9(6):693-706, 2021

Novel Approach using Intra-mural Administration Ongoing Phase 1 Trial Designed to Establish Safety, and Optimize Administration in Intermediate and High Risk NMIBC Patients Intra-mural Administration Bel-sar, AU-011 – Belzupacap Sarotalocan 31 Distribution Into the Mucosal Layer Into the Bladder Wall Bel-sar will be administered in the lamina propria close to the base of the tumor 3 Hour Post AU-011 Injection (Dog tox study): Bel-Sar positive staining (pink) extends laterally at the junction between the submucosa and superficial muscularis of the bladder

Ongoing Ph 1 Trial Evaluating Bel-sar Distribution, Local Necrosis and Evidence of Immune Activation Bel-sar, AU-011 – Belzupacap Sarotalocan 32 Without Light With Light

Strategy & Key Milestones

Aura Biosciences Investment Highlights Technology Platform Clinical Data Highlights 2023 Milestones Key Highlights Virus-like Drug Conjugates Novel class of cancer therapies - tumor specific cytotoxicity combined with immune activation Targeting multiple solid tumor indications initially focusing on ocular and urologic cancers Ocular Oncology Franchise: Positive data in completed Phase 1b/2 trial (IVT) Positive interim data in ongoing Phase 2 trial (SC) Initiated activities for the global Phase 3 trial Urologic Oncology Franchise: Enrolling patients in Phase 1 trial in NMIBC Primary Choroidal Melanoma: 1H 2023: Dose first patient in global Phase 3 trial 2H 2023: Phase 2 SC Data Choroidal Metastasis: 2H 2023: Initiate activities for Phase 2 trial Non-Muscle Invasive Bladder Cancer: 2H 2023: Interim Phase 1 data Strong Phase 2 Clinical Proof of Concept Phase 3 Ready Clinical Asset Multi-Billion Dollar Market Opportunity Strong Cash Position

Appendix: Phase 1b/2 IVT Trial

Phase 1b/2 IVT – Key Patient Populations and Objectives Enrichment Strategy to Enroll Subjects with Actively Growing Tumors Provides Important Insight into How Bel-sar May Perform in Phase 3 Trial Primary Objective: Safety Drug or treatment related adverse events (AEs) / serious adverse events (SAEs) Secondary Objective: Efficacy Tumor thickness growth rate before and after treatment Local tumor control Visual acuity preservation All Patients Enrolled with Clinical Diagnosis of Choroidal Melanoma or Indeterminate Lesions All Treated Patients Patients Treated with 2 Cycles Safety Evaluation (All Treated) Efficacy Evaluation Therapeutic Regimen (2 Cycles) Patients with Active Growth Treated with 2 Cycles n=56 n=14 n=20 Bel-sar – Belzupacap Sarotalocan

# Phase 1b/2 – Demonstrated Favorable Tolerability Profile

## Majority of AEs Were Transient and Resolved Without Clinical Sequelae

| AU-011 Treatment Related AEs ≥15% Subjects (n=56) Final | Grade I/II | Grade III |
|---|---|---|
| Vitreous Inflammation | 83.9% | 7.1% |
| Anterior Chamber Inflammation | 67.9% | 3.6% |
| Increase in Intraocular Pressure | 46.4% | 0 |
| Pigmentary Changes/Peritumoral | 37.5% | 0 |
| Keratic Precipitates | 23.2% | 0 |
| Floaters/Vitreous Opacity | 19.7% | 1.8% |
| Decreased visual acuity | 19.6% | 1.8% |

| Treatment Related SAEs (n=56) | |
|---|---|
| Vision Loss (juxtafoveal tumor, n=2) | 3.6% |

SAE of vision loss in two subjects with tumors close to fovea due to pigmentary changes at the edge of the tumor
SAEs are listed separately in the SAE table Completed Ph 1b/2 IVT trial (AU-011-101)

| Adverse Event | Radiotherapy* | Bel-Sar |
|---|---|---|
| Surgeries secondary to AEs (e.g., Cataracts) | 40%+ | ~13% |
| Radiation Retinopathy | 40%+ | 0% |
| Neovascular Glaucoma | 10% | 0% |
| Dry Eye Syndrome | 20% | ~2% |
| Strabismus | 2%+ | 0% |
| Retinal Detachment | 1-2% | ~2% |
| Vision Loss (≥15 letters) | ~70% | ~21% |

| Serious Adverse Event | Radiotherapy* | Bel-Sar |
|---|---|---|
| Scleral Necrosis | 0-5% | 0% |
| Enucleation/Eye Loss | 10-15% | 0% |
| Vision Loss in High-Risk Subjects** (≥30 letters) | ~90% | 4.6%+ |

Cross-trial comparison of AU-011-101 and Radiotherapy +77% (43/56) of patients in Ph1b/2 IVT trial were at high risk for vision loss ; 2/43= 4.6%

**Tolerability Profile Supports Indication as a First Line Treatment in Early-Stage Disease**

*J. Contemp Brachytherapy. J. 2019 Aug; 11(4): 392–397.; Arch Ophthalmol. 2000;118(9):1219-1228; Curr. Opin. Ophthalmol. 2019 May;30(3):206-214; Eye 2017 Feb;31(2):241-257
**High-Risk Subjects are those with tumors <3mm to fovea or optic nerve

Bel-Sar – Belzupacap Sarotalocan

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Phase 1b/2 IVT- 70% Tumor Control Rate and Statistically Significant Growth Rate Reduction Positive Data in Two Efficacy Endpoints in Patients with Early-Stage Choroidal Melanoma Cohorts 1-9 include single dose escalation cohorts and multiple dose escalation cohorts up to 1 cycle of treatment; Cohorts 10-12 include 2 cycles of treatment at the highest dose Lower Doses/Regimens Highest/Therapeutic Dose/ Regimen p=0.018, n=14 Tumor Control Rates at 12 months Change in Tumor Growth Rate Historical Growth Rate (mm/yr) Bel-sar Growth Rate (mm/yr) Disease-modifying effect supports tumor is inactive and malignant cells have been targeted by bel-sar Completed Ph1b/2 IVT trial (AU-011-101) Bel-sar – Belzupacap Sarotalocan 0.555 0.072

# Phase 1b/2 – 64% Patients with Active Growth Achieved Tumor Control when Treated with Therapeutic Regimen

**All Patients with Active Growth Treated with 2 Cycles (n=14)**



2.00
1.50
1.00
0.50
0.00
-0.50
-1.00
-1.50
0
90
180
270
360
Days
Change from Baseline in Tumor Thickness (mm)
018-137
002-140
004-142
002-143
020-145
016-146
020-148
016-149
002-152
011-153
015-154
020-155
020-156
019-157

**Change from Baseline in Tumor Thickness Over 12 Months**

----- Progression Definition Tumor Height Increase >0.5mm

Completed Ph1b/2 IVT trial (AU-011-101)

**Tumor Control Rate at 12 months**

| Populations | Total Patients (n) | **Tumor Control Rate (at 12 months)** |
|---|---|---|
| **Therapeutic Dose/Regimen (2 Cycles)** | | |
| All Patients Treated with 2 Cycles | 20 | 70% (14/20) |
| All Patients with Active Growth Treated with 2 Cycles | 14 | 64% (9/14) |

Tumor control failure (progression): Growth from baseline in Tumor Height >0.5mm or LBD >1.0mm due to definitive Tumor Growth (ie, not judged by the Investigator to be due to inflammation/swelling, hemorrhage or pigmentary changes) and not treated with standard of care

**We Believe Results Support Bel-sar as First Line Treatment to Help Many Patients Avoid the Need for Radiotherapy**

40 Bel-sar – Belzupacap Sarotalocan aura

# Visual Acuity was Preserved in Majority of Patients with IVT Administration of Bel-sar


Bel-sar Subjects Mean (±95%CI) Change from Baseline in logMAR scores Over 2 Years
rMCC Study
Change in logMAR
1.5
1.0
0.5
0.0
-0.5
0 (n=41)
2
4
6 (n=41)
8
10
12 (n=30)
14
16
18 (n=21)
20
22
24 (n=16)
Study Month


Matched Plaque Patients Mean (±95%CI) Change from Baseline in logMAR Score Over 5 Years
rMCC Study
Change in logMAR
1.5
1.0
0.5
0.0
-0.5
Base (n=145)
YR1 (n=139)
YR2 (n=123)
YR3 (n=117)
YR4 (n=103)
YR5 (n=108)
Time Point

**Vision Preservation Rates**
**Phase 1b/2 IVT Study**
**Follow up 12 months**

| Populations | Total Patients (n) | Vision Preservation Rate<br>Failure: Long-term loss ≥15 letters |
|---|---|---|
| **All Dose Cohorts** | | |
| All Treated Patients | 56 | 86% (48/56) |
| Patients with Active Growth - High Risk for Vision Loss | 17 | 76% (13/17) |
| **Therapeutic Regimen (2 cycles)** | | |
| All Treated Patients | 20 | 75% (15/20) |
| Patients with Active Growth | 14 | 71% (10/14) |

1 patient had loss ≥15 letters at Week 52 visit which recovered within 15 letters at the next visit which was ~3 weeks after standard of care (SOC); all other post-SOC data excluded for all subjects
Completed Ph1b/2 IVT trial (AU-011-101)

**Vision was Preserved in Majority of Patients**
**Whereas Radiotherapy Often Leads to Irreversible and Long-Term Severe Vision Loss**

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Bel-sar – Belzupacap Sarotalocan

Retrospective Match Case Control Study (rMCC) to evaluate visual acuity outcomes of bel-sar vs radiotherapy. Matching performed by independent statistician.. 43 bel-sar patients with HRVL were matched to 150 radiotherapy patients.

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